Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This Seventh Amendment to Credit Agreement (this “Amendment”), dated as of May 1, 2023, with an effective date of April 28, 2023, is by and among T3 COMMUNICATIONS, INC., a Nevada corporation (the “Company”), T3 COMMUNICATIONS, INC., a Florida corporation (“T3FL”), SHIFT8 NETWORKS, INC., a Texas Corporation (“Shift8”), NEXOGY, INC., a Florida corporation, NEXT LEVEL INTERNET, INC. a California corporation (“Next Level”; Next Level, Nexogy, T3FL and Shift8 are each referred to herein individually as a “Guarantor” and collectively as the “Guarantors”; the Company and the Guarantors are each referred to herein individually as a “Loan Party” and collectively as the “Loan Parties”), the Lenders party hereto, and POST ROAD ADMINISTRATIVE LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 17, 2020 (as amended hereby, by that certain First Amendment to Credit Agreement dated as of December 20, 2021, that certain Joinder and Second Amendment to Credit Agreement dated as of February 4, 2022, that certain Forbearance Agreement and Third Amendment to Credit Agreement dated as of June 13, 2022 (as amended by that certain Amendment to Forbearance Agreement dated as of October 17, 2022, with an effective date as of August 8, 2022, by that certain Second Amendment to Forbearance Agreement dated as of December 15, 2022, with an effective date of November 15, 2022, and as may otherwise be amended, restated, supplemented or otherwise modified from time to time), that certain Consent, Limited Waiver and Fourth Amendment to Credit Agreement and Amendment to Notes dated as of February 3, 2023, with an effective date of December 23, 2022 (the “Fourth Amendment”), that certain Fifth Amendment to Credit Agreement dated as of March 13, 2023, with an effective date of February 28, 2023, that certain Sixth Amendment to Credit Agreement dated as of April 3, 2023 (the “Sixth Amendment”), and as may otherwise be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, capitalized terms used herein but not otherwise defined shall have the respective meanings attributed to them in the certain Credit Agreement;

WHEREAS, Digerati Technologies, Inc. (“Parent”) entered into that certain Business Combination Agreement dated as of August 30, 2022 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “BCA”), by and among Parent, Minority Equality Opportunities Acquisition Inc., a Delaware corporation (“MEOA”), and MEOA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of MEOA (“MEOA Merger Sub”), without the Administrative Agent’s prior written consent;

WHEREAS, pursuant to BCA, it is anticipated that, among other things, MEOA Merger Sub will merge with and into Parent, with Parent as the surviving corporation in the merger and, after giving effect to such merger, whereupon Parent will become a wholly-owned Subsidiary of MEOA (the “MEOA Merger”) on the terms and subject to the conditions set forth in the BCA;

WHEREAS, in order to finance Parent’s short-term working capital needs and cover Parent’s transactional expenses related to the BCA, Parent has secured certain bridge loans (collectively, the “Bridge Loans”), which Bridge Loans will be repaid in full from proceeds received by Parent from the closing of MEOA Merger;

WHEREAS, the Administrative Agent has consented to the MEOA Merger and the Parent’s securing of the Bridge Loans, subject to the express terms and conditions set forth in the Fourth Amendment, including, without limitation, the Bridge Loan Consent Conditions and the MEOA Merger Consent Condition (as defined in the Fourth Amendment);

WHEREAS, pursuant to the Sixth Amendment, the Administrative Agent and the Lenders agreed to, among other things, defer the cash interest otherwise due and payable under the Term Loan A and the Term Loan C by the Company on April 3, 2023 to the May 1, 2023 Interest Payment Date;

WHEREAS, as of April 30, 2023, the outstanding principal balance of the Term Loan A was $23,430,487.36, and the outstanding principal balance of the Term Loan C was $10,919,217.28;

WHEREAS, the Administrative Agent has consented to the application of both the Original PIK Option and the Fourth Amendment PIK Option to accrued interest that is otherwise due and payable under the Term Loan A and the Term Loan C on this May 1, 2023 Interest Payment Date;

WHEREAS, as a result of such application of the Original PIK Option and the Fourth Amendment PIK Option, the outstanding principal balance of the Term Loan A is $23,512,494.07 and the outstanding principal balance of the Term Loan C is $10,957,434.54 as of the date hereof;

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders enter into this Amendment to restate the definition of “MEOA Outside Closing Date” and modify the negative covenants set forth in the Credit Agreement, and to defer the cash interest otherwise due and payable under the Term Loan A and the Term Loan C on the date hereof to June 1, 2023; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement to the limited extent described above, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions contained herein, the Loan Parties, the Administrative Agent and the Lenders hereby amend the Credit Agreement as follows:

(a) Section 1.1 (Definitions) is hereby amended by restating the “MEOA Outside Closing Date” defined term in its entirety to read as follows:

MEOA Merger Outside Closing Date means May 31, 2023, or such later date as agreed to in writing by the Administrative Agent in its sole discretion.

(b) Article XI (Negative Covenants) is hereby amended by adding a new Section 10.21 thereto, to read as follows:

“10.21 MNPI. If the Administrative Agent and/or any Lender has elected not to receive material nonpublic information (“MNPI”) from the Company or Parent during any period during which the Company or Parent is obligated under this Agreement to deliver any notice to the Administrative Agent and/or any Lender, which notice would include MNPI, the Company agrees hereby (a) to inform the Administrative Agent and Lenders of its obligation to deliver the aforementioned notice to the Administrative Agent and Lenders (without furnishing any MNPI to the Administrative Agent or Lenders), and (b) within three (3) Business Days after its receipt of such information, the Administrative Agent and/or any Lender (as applicable) shall inform the Company whether it elects to receive such notice.  If the Administrative Agent or any Lender so informs the Company of its election to receive such notice, the Company or Parent shall deliver such notice in accordance with the terms of this Agreement.  If the Administrative Agent and/or any Lender so informs the Company of its election not to receive such notice, then the Company and Parent shall not deliver such notice to the Administrative Agent or any Lender, and the Administrative Agent and Lenders shall have waived their rights to receive delivery of such notice.  Notwithstanding the foregoing, any election by the Administrative Agent and Lenders to waive their right to receive delivery of any notice shall apply only with respect to the specific notice referenced in the aforementioned information furnished by the Company or Parent and not to any subsequent notice.”

2. Deferral of Cash Interest.

(a) Notwithstanding anything contained in the Credit Agreement to the contrary and subject to the terms and conditions contained herein, the cash interest otherwise due and payable by the Company on the April 3, 2023 and the May 1, 2023 Interest Payment Dates under the Term Loan A and the Term Loan C shall be deferred to, and shall be due and owing on, the June 1, 2023 Interest Payment Date.

(b) The Company hereby acknowledges and agrees to the following:

(i) the cash interest that accrued and was otherwise due and payable by the Company on the April 3, 2023 Interest Payment Date under the Term Loan A was $260,041.93 and under the Term Loan C was $121,186.31;

(ii) the cash interest that accrued and was otherwise due and payable by the Company on the May 3, 2023 Interest Payment Date under the Term Loan A was $221,994.89 and under the Term Loan C was $103,455.40; and

(iii) the cash interest amounts referenced in subclauses (i) and (ii) above, together with all cash interest accruing on the Term Loan A and the Term Loan C during the month of May 2023, unless prepaid, shall be due and payable by the Company on the June 1, 2023 Interest Payment Date in accordance with the Credit Agreement and the other Loan Documents.

3. Conditions Precedent. The amendments described in Section 1 above and the deferral of the cash interest set forth in Section 2 above shall become effective, and shall commence upon receipt by Administrative Agent of evidence of satisfaction of each and every of the following items and conditions, as determined by Administrative Agent in its sole and absolute discretion:

(a) duly executed counterparts of this Amendment signed by each of the parties hereto;

(b) evidence satisfactory to the Administrative Agent that no Event of Default other than the Specified Defaults (as defined in the Fourth Amendment) shall exist immediately before or after the consummation of the transactions contemplated by this Amendment, or in either case, be caused thereby;

(c) the amount of the costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other agreements, modifications, instruments and documents contemplated hereby pursuant to Section 8 hereof and otherwise due and owing pursuant to the Credit Agreement;

(d) evidence satisfactory to the Administrative Agent of the Bridge Lenders’ waiver or deferral of any and all Bridge Loan Payments otherwise payable in April 2023 and May 2023; and

(e) such other documents, certificates, schedules, exhibits, instruments and agreements as Administrative Agent shall reasonably request.

4. Amendment Fee.

(a) In consideration of the Administrative Agent’s agreement to enter into this Amendment, and in addition to the payments of principal and interest required under the Credit Agreement and the other Loan Documents, the Loan Parties covenant and agree to pay to Administrative Agent a one-time non-refundable fee equal to 0.4% of the aggregate current outstanding principal balance of the Term Loan A and the Term Loan C (the “Amendment Fee”), which Amendment Fee shall be deemed fully earned on the date of this Amendment. The Amendment Fee shall be additional interest that has accrued on, and shall be capitalized and proportionally added to the aggregate principal amount of, each of the Term Loan A and the Term Loan C outstanding as of the date hereof.

(b) For the avoidance of doubt, the principal balance of the Term Loan A as of the date hereof (after giving effect to the application of the Original PIK Option and the Fourth Amendment PIK Option to the prior Interest Period, and the capitalization of the Amendment Fee pursuant to Section 4(a) herein) is $23,606,544.05, consisting of $23,512,494.07 of outstanding principal on the Term Loan A and the proportional amount of the Amendment Fee of $94,049.98. The principal balance of the Term Loan C as of the date hereof (after giving effect to the application of the Original PIK Option and the Fourth Amendment PIK Option to the prior Interest Period, and the capitalization of the Amendment Fee pursuant to Section 4(a) herein) is $11,001,264.28, consisting of $10,957,434.54 of outstanding principal on the Term Loan C and the proportional amount of the Amendment Fee of $43,829.74.

5. Representations, Warranties and Covenant of the Loan Parties. Each Loan Party hereby jointly and severally represents and warrants to Administrative Agent and Lender, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:

(a) each Loan Party has the corporate or limited liability company, as applicable, power and authority to execute and deliver this Amendment and the Transaction Documents to which it is a party (and perform its respective obligations hereunder and thereunder). This Amendment and the Transaction Documents to which such Loan Party is a party have been duly authorized by such Loan Party. This Amendment, the Transaction Documents to which such Loan Party is a party, the Credit Agreement and the Notes (as amended by this Amendment) each constitute the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity;

(b) each Loan Party’s representations and warranties set forth in the Credit Agreement, the Notes and in the other Loan Documents are true, correct and complete in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) on and as of the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date, in which case such representations were true, correct and complete in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) on and as of such earlier date;

(c) all Obligations now due or payable by any Loan Party to Lenders or Administrative Agent are unconditionally owing by such Loan Party to Lenders and Administrative Agent, without offset, defense or counterclaim of any kind, nature or description whatsoever; and

(d) No Default or Event of Default shall have occurred and be continuing other than the Specified Defaults (as defined in the Fourth Amendment), and no “Default” or “Event of Default” shall have occurred and be continuing under the Loan Documents, as of the date hereof or shall occur immediately after giving effect to this Amendment.

Each Loan Party acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained in this Amendment and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.

6. Release by Loan Parties. In further consideration of the execution of this Amendment by Administrative Agent and Lenders, each Loan Party (on behalf of itself and its shareholders, directors, members, managers, partners, officers, affiliates, successors and assigns) hereby unconditionally, absolutely and irrevocably forever remises, releases, acquits, satisfies and forever discharges Administrative Agent and Lender and their respective successors, assigns, affiliates, parent entities, officers, employees, directors, shareholders, agents and attorneys (collectively, the “Releases”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (all of the foregoing, “Claims”), that such Loan Party (or any of its respective shareholders, directors, members, managers, partners, officers, affiliates, successors or assigns) occurring on or before the date hereof, from any or all of the Releases, which arise from or relate to any actions, omissions, conditions, events, or any other circumstances whatsoever on or prior to the date hereof, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, the transactions relating thereto or hereto, and any other Loan Document, other than for the gross negligence or willful misconduct of Administrative Agent as finally determined in a non-appealable order of a court of competent jurisdiction.

7. Reference to Credit Agreement; No Waiver; Reservation of Rights.

(a) References. Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and (ii) each reference in each of the Notes to “this Note,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the respective Note, as amended hereby. The term “Loan Documents” as defined in Section 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Amendment and the other Transaction Documents.

(b) No Waiver. The failure of Administrative Agent (or, as applicable, Lenders), at any time or times hereafter, to require strict performance by Loan Parties of any provision or term of the Credit Agreement, this Amendment or the other Loan Documents shall not waive, affect or diminish any right of Administrative Agent (or, as applicable, Lenders) hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent or Lenders of a breach of this Amendment or any Event of Default under the Credit Agreement shall not, except as expressly set forth herein or in any other writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Loan Parties contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent or Lenders unless such suspension or waiver is (i) in writing and signed by Administrative Agent and (ii) delivered to the Loan Parties. In no event shall Administrative Agent’s and Lenders’ execution and delivery of this Amendment establish a course of dealing among Administrative Agent, Lenders, Loan Parties or any other obligor, or in any other way obligate Administrative Agent or Lenders to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Credit Agreement, the Notes or of any of the Loan Documents, including, without limitation, the Fourth Amendment (except as expressly provided herein); or (y) to prejudice any right or remedy which Administrative Agent or any Lender may now have under or in connection with the Credit Agreement, the Notes or any of the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement, the Notes or any of the Loan Documents, or any Default or Event of Default under the Credit Agreement. It is the intention of the parties hereto that the execution and delivery of this Amendment does not effectuate a novation of the liabilities and obligations of the Loan Parties to Administrative Agent or Lenders with respect to the Loans, but merely serves as a modification of certain terms thereof.

(c) Reservation of Rights. Nothing in this Amendment shall amend, supplement or otherwise modify, or shall be construed to amend, supplement or otherwise modify, the terms and conditions set forth in the Credit Agreement or any of the other Loan Documents, including, without limitation, the Fourth Amendment, except as expressly set forth in Section 1 above. Administrative Agent and the Lenders specifically reserve all of their rights, powers and remedies available under and pursuant to the Credit Agreement and each of the other Loan Documents, at law and in equity. Additional events may have occurred that would constitute further Events of Default or defaults. Administrative Agent and the Lenders hereby reserve the right to declare any such events as defaults or Events of Default, as applicable, at any time in the future. Any failure to specify such events in this Amendment shall in no way constitute a waiver of any default or Event of Default resulting from such events.

(d) Full Force and Effect. The Credit Agreement, the Notes and all of the other Loan Documents, in each case as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

(e) Reaffirmation of Security Interest. Each Loan Party hereby ratifies and reaffirms any and all grants of Liens to Administrative Agent in, to and on the Collateral as security for the Obligations, and the Company acknowledges and confirms that the grants of the Liens to Administrative Agent for the benefit of itself and Lenders in, to and on the Collateral: (i) represent continuing Liens on all of the Collateral, (ii) secure the indefeasible payment in full in cash all of the Obligations when due or declared due in accordance with the terms of the Credit Agreement, and (iii) represent valid and first priority perfected Liens on all of the Collateral (subject only to Permitted Liens).

8. Miscellaneous. Titles and headings herein are solely for the convenience of the parties and are without substantive legal meaning. This Amendment may only be amended or modified by a writing signed by Administrative Agent, Required Lenders and the Loan Parties. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Administrative Agent or Lenders, whether under any rule of construction or otherwise.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, the Loan Parties may not assign any of its rights or obligations under this Amendment without the prior written consent of Administrative Agent.

10. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

11. Counterparts. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence.

12. Facsimile. A signature hereto sent or delivered by facsimile or other electronic means shall be as legally binding and enforceable as a signed original for all purposes.

13. Governing Law. This Amendment and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

14. Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF NEW YORK COUNTY, THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; OR, IF THE ADMINISTRATIVE AGENT INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT SHALL INITIATE OR TO WHICH THE ADMINISTRATIVE AGENT SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT OTHERWISE HAS JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS IN ADVANCE TO THE JURISDICTION OF SUCH COURTS IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY THE ADMINISTRATIVE AGENT TO ANY OF SUCH COURTS, HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH LOAN PARTY AT THE ADDRESS SET FORTH IN SECTION 15.3 OF THE CREDIT AGREEMENT. EACH LOAN PARTY WAIVES ANY CLAIM THAT ANY COURT HAVING SITUS IN NEW YORK COUNTY, NEW YORK, IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD ANY LOAN PARTY, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE PERIOD OF TIME PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH LOAN PARTY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE ADMINISTRATIVE AGENT AGAINST SUCH LOAN PARTY AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR THE LOAN PARTIES SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY THE ADMINISTRATIVE AGENT, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY THE ADMINISTRATIVE AGENT, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have duly executed this Seventh Amendment to Credit Agreement as of the date first above written.

COMPANY:

T3 COMMUNICATIONS, INC., a Nevada corporation, as the Company

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

[Signature Page to Seventh Amendment to Credit Agreement]

GUARANTORS:

T3 COMMUNICATIONS, INC.,
a Florida corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

SHIFT8 NETWORKS, INC., a Texas Corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

NEXOGY, INC., a Florida corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

NEXT LEVEL INTERNET, INC.,
a California corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	Chief Executive Officer

[Signature Page to Seventh Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

POST ROAD ADMINISTRATIVE LLC

By:	/s/ Michael Bogdan
Name:	Michael Bogdan
Title:	Authorized Signatory

LENDERS:

POST ROAD SPECIAL OPPORTUNITY FUND II LP

By:	/s/ Michael Bogdan
Name:	Michael Bogdan
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

ACKNOWLEDGED AND AGREED:

Digerati Technologies, Inc., a Nevada corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

[Seventh Amendment to Credit Agreement]